6


                                                                 Exhibit 10.3.2.

                              ATWOOD OCEANICS, INC.

                             STOCK OPTION AGREEMENT

                           1996 INCENTIVE EQUITY PLAN



         This is an  Agreement  dated the _____ day of  ______________,  between
ATWOOD         OCEANICS,         INC.,         (the        "Company")        and
_________________________________("Employee").

Recitals:
         The Company has adopted its 1996 Incentive Equity Plan ("Plan") for the granting to key employees of the Company or its subsidiaries of options to purchase shares of the Common Stock of the Company. Pursuant to said Plan, the Compensation Committee of the Company's Board of Directors has approved and ratified the execution of this Stock Option Agreement between the Company and the Employee.

Agreement:

         1. The Company grants to the Employee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of __________ shares of the Common Stock, $1.00 par value, of the Company at the option price of $___________ per share, exercisable from time to time, subject to the provisions of this Agreement, during a period commencing at the end of the second year following the date of this Agreement (the "Anniversary Date") and expiring at the close of business ten (10) years (5 March 2008) from the date of this Agreement (the "Expiration Date" herein).
         2. This option granted hereby and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void: (i) at the expiration of one year from the date of death of the Employee or until the expiration of the stated term of such Stock Option, which ever period is shorter; (ii) at the expiration of one year from termination of employment of the Employee by reason of Disability or Retirement or until the expiration of the stated term of such Stock Option, which ever period is shorter; provided, however, that if the Employee dies within said period, termination of the option shall be determined pursuant to clause (i) above;
(iii) at the expiration of three months after the termination of the Employee's employment with the Company for any reason other than Death, Disability or Retirement or until the expiration of the stated term of such Stock Option, which ever period is shorter. It is understood and agreed that neither the grant of this Option nor the execution of this Agreement shall create any right of the Employee to remain in the employ of the Company, and that the Company retains the right to terminate such employment at will, for due cause or otherwise.
         3. This option is non-exercisable during the first two (2) years during which the Agreement is in effect. Thereafter, this option is exercisable at the times and for the percentage of shares herein granted as follows:
         (i)               On or After the Second Anniversary Date:
                                                     -        25%
         (ii)              On or After the Third Anniversary Date:
                                                     -        25%
         (iii)    On or After the Fourth Anniversary Date:
                                                     -        25%
         (iv)              On or After the Fifth Anniversary Date:
                                                     -        25%
                  Provided, however, that this option is cumulative, so that any shares not purchased within any one of the periods above specified may be purchased thereafter in a subsequent period, in whole or in part, until the expiration or termination of this option on _______________________.
         4. Each exercise of this option shall be by means of a written notice of exercise delivered to the Secretary of the Company at its office in Houston, Texas, specifying the number of shares to be purchased and accompanied by payment by certified or bank check payable to the order of the Company of the full purchase price of the shares to be purchased. Payment may also be made by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker dealer to sell a sufficient portion of the shares and deliver the sale proceeds to the Company in satisfaction of the exercise price. Payments for shares of stock may also be made in common stock of the Company or a combination of cash and common stock of the Company, as specified in Section 6(d) of the Plan.
         5. In no event may the option granted hereby be exercised to any extent after the Expiration Date specified in Paragraph 1 above. The employment of the Employee shall be deemed to continue during any leave of absence, which has been authorized by the Company, provided that no exercise of this option may take place during any such authorized leave of absence except during the first three months thereof.
         6. No shares issuable upon the exercise of this option shall be issued and delivered unless and until all applicable requirements of law and of the Securities and Exchange Commission pertaining to the issuance and sale of such shares, and all applicable listing requirements of any national securities exchange on which shares of the same class are then listed, shall have been complied with.
         7. The option and the right and privilege granted hereby may be transferred by the Employee to, (i) the spouse, children or grandchildren of the Employee, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the Employee, or (iii) a partnership in which spouse, children or grandchildren of the Employee are the only partners; provided in each case that there may be no consideration for any such transfer and subsequent transfers of transferred options shall be prohibited except those made in accordance with this section or by will or by the laws of descent and distribution. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions with respect to termination of employment set forth in
Section 2 of this Agreement shall continue to apply with respect to the original Employee, in which event the Stock Option shall be exercisable by the transferee only to the extent and for the periods specified herein. The original Employee will remain subject to withholding taxes upon exercise of any such Stock Option by the transferee. The Company shall have no obligation whatsoever to provide notice to any transferee of any matter, including without limitation, early termination of a Stock Option on account of termination of employment of the original Employee.
                  Except as set forth above, no Stock Option shall be transferable by the Employee otherwise than by will or by laws of descent and distribution, and all Stock Options shall be exercisable, during the Employee's lifetime only by the Employee. At the request of an Employee, Stock purchased upon exercise of an Option may be issued or transferred into the name of the Employee and another person jointly with rights of survivorship.
         8. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment (to be conclusively determined by the Board of Directors of the Company) shall be made in the number and kind of securities allocated to this option, without change in the total price applicable to the unexercised portion of this option but with a corresponding adjustment in the price for each unit of any security covered by this option. No such adjustment shall be made, however, with respect to additional stock authorized or issued with receipt of consideration therefor, or pursuant to any type of convertible debenture or capital note.
         9. Subject to the provisions of Section 8 of the Plan, in the event of a Change of Control, as defined in the Plan, all Options granted hereby will become automatically fully vested and immediately exercisable.
         10. Nothing herein contained shall affect the right of the Employee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.
         11. Neither the Employee nor any other person legally entitled to exercise this option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.
         12. The option hereby granted is subject to, and the Company and Employee agree to be bound by, all of the terms and conditions of the Company's 1996 Incentive Equity Plan as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Employee's rights under this Option. A copy of the Plan in its present form is available for inspection during business hours by the Employee or other persons entitled to exercise this option at the Company's principal office.
         13. Upon an exercise of the options hereby granted, the Company may be required to withhold federal or local tax with respect to the realization of compensation. The Company is hereby authorized to satisfy any such withholding requirement out of (i) any cash distributable upon exercise and (ii) any other cash compensation then or thereafter payable to the Employee. To the extent that the Company in its sole discretion determines that such sources are or may be insufficient to fully satisfy such withholding requirement, Employee, as a condition to the exercise of the options hereby granted, shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy any such withholding requirement.
         14. This Option has been granted, executed and delivered the day and year first above written at Houston, Texas, and the interpretation, performance and enforcement on this Agreement shall be governed by the laws of the State of Texas.

                              ATWOOD OCEANICS, INC.


By



                                                     Employee